THE ADVISORS' INNER CIRCLE FUND II

                          CHAMPLAIN SMALL COMPANY FUND

                     Supplement dated January 5, 2005 to the
                       Prospectus dated November 30, 2004

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.


o The third paragraph of the sub-section "How to Purchase Fund Shares" on page 10 is hereby deleted in its entirety.

o The following sub-section is hereby added to the Prospectus immediately after the sub-section "General Information" on page 11:

     Buying or Selling Shares Through a Financial Intermediary

     In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

     Certain financial intermediaries, including certain broker-dealers, shareholder organizations, and their designees, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

     If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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